Exhibit 1.1
DUNCAN ENERGY PARTNERS L.P.
8,000,000 Common Units
Representing Limited Partner Interests
UNDERWRITING AGREEMENT
June 15, 2009
UBS Securities LLC
Barclays Capital Inc.
Citigroup Global Markets Inc.
Morgan Stanley & Co. Incorporated
Wachovia Capital Markets, LLC
As Representatives of the several
     Underwriters named in Schedule I attached hereto,
c/o UBS Securities LLC
299 Park Avenue
New York, New York 10171
Ladies and Gentlemen:
     Duncan Energy Partners L.P., a Delaware limited partnership (the “Partnership”), proposes to issue and sell 8,000,000 common units (the “Firm Units”), each representing a limited partner interest in the Partnership (the “Common Units”), to the underwriters listed on Schedule I hereto (the “Underwriters”). In addition, the Partnership proposes to grant to the Underwriters an option to purchase up to an additional 1,200,000 Common Units, on the terms and for the purposes set forth in Section 3 (the “Option Units”). The Firm Units and the Option Units, if purchased, are hereinafter collectively called the “Units.” Capitalized terms used but not defined herein shall have the same meanings given them in the Partnership Agreement (as defined herein).
     This is to confirm the agreement among the Partnership, DEP Operating Partnership, L.P., a Delaware limited partnership (the “Operating Partnership”), DEP OLPGP, LLC, a Delaware limited liability company and the general partner of the Operating Partnership (“OLPGP”, and collectively with the Partnership and the Operating Partnership, the “DEP Parties”), and Enterprise Products Operating LLC, a Texas limited liability company (“EPO”), and the Underwriters concerning the purchase of the Firm Units and the Option Units from the Partnership by the Underwriters.
     It is understood and agreed to by all of the parties hereto that the Partnership, EPO and Enterprise GTM Holdings L.P., a Delaware limited partnership and a subsidiary of EPO (“Enterprise GTM,” and together with EPO, the “Enterprise Entities”), have entered into a Common Unit Purchase Agreement dated as of the date hereof (the “Common Unit Purchase Agreement” and together with this Agreement, the “Transaction Documents”).

          1. Representations, Warranties and Agreements of the DEP Parties. Each of the DEP Parties, jointly and severally, represents and warrants to, and agrees with, the Underwriters that:
     (a) A registration statement on Form S-3 (File No. 333-149583) relating to the Units (i) has been prepared by the Partnership pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations (the “Rules and Regulations”) of the Securities and Exchange Commission (the “Commission”) thereunder; (ii) has been filed with the Commission under the Securities Act; and (iii) is effective under the Securities Act. Copies of such registration statement and any amendment thereto have been made available by the Partnership to you as the representatives (the “Representatives”) of the Underwriters. As used in this Agreement:
     (i) “Applicable Time” means 4:30 p.m. (New York City time) on the date of this Agreement;
     (ii) “Base Prospectus” means the base prospectus included in the Registration Statement at the Applicable Time;
     (iii) “Effective Date” means any date as of which any part of such registration statement relating to the Units became, or is deemed to have become, effective under the Securities Act in accordance with the Rules and Regulations (including for the avoidance of doubt, any effective date with respect to the Underwriters);
     (iv) “Issuer Free Writing Prospectus” means each “free writing prospectus” (as defined in Rule 405 of the Rules and Regulations) or “issuer free writing prospectus” (as defined in Rule 433 of the Rules and Regulations) prepared by or on behalf of the Partnership or used or referred to by the Partnership in connection with the offering of the Units;
     (v) “Preliminary Prospectus” means any preliminary prospectus relating to the Units included in such registration statement or filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations, including the Base Prospectus and any preliminary prospectus supplement thereto relating to the Units;
     (vi) “Pricing Disclosure Package” means (i) the Base Prospectus, (ii) the Preliminary Prospectus as amended or supplemented as of the Applicable Time, and (iii) the pricing information and the Issuer Free Writing Prospectus, if any, identified in Schedule II hereto;
     (vii) “Prospectus” means the final prospectus relating to the Units, including the Base Prospectus and any prospectus supplement thereto relating to the Units, as filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations; and

     (viii) “Registration Statement” means, collectively, the various parts of the registration statement referred to in this Section 1(a), each as amended as of the Effective Date for such part, including any Preliminary Prospectus or the Prospectus and all exhibits to such registration statement.
Any reference to any Preliminary Prospectus, the Pricing Disclosure Package or the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Form S-3 under the Securities Act as of the date of such Preliminary Prospectus or the Prospectus, as the case may be, or in the case of the Pricing Disclosure Package, as of the Applicable Time. Any reference to the “most recent Preliminary Prospectus” shall be deemed to refer to the latest Preliminary Prospectus included in the Registration Statement or filed pursuant to Rule 424(b) on or prior to the date hereof. Any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), after the date of such Preliminary Prospectus or the Prospectus, as the case may be, and incorporated by reference in such Preliminary Prospectus or the Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to include the most recent annual report of the Partnership on Form 10-K filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the original Effective Date that is incorporated by reference in the Registration Statement. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending the effectiveness of the Registration Statement, and no proceeding or examination for such purpose has been instituted or, to the Partnership’s knowledge, threatened by the Commission. The Commission has not notified the Partnership of any objection to the use of the form of the Registration Statement.
     (b) Partnership Not an Ineligible Issuer. For purposes of firm commitment underwritten offerings contemplated under the Registration Statement, the Partnership was not at the time of the initial filing of the Registration Statement and at the earliest time thereafter that the Partnership or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the Rules and Regulations) of the Units, is not on the date hereof and will not be on the applicable Delivery Date (as defined in Section 4), an “ineligible issuer” (as defined in Rule 405 of the Rules and Regulations).
     (c) Form of Documents. The Registration Statement conformed and will conform in all material respects on each Effective Date and on the applicable Delivery Date, and any amendment to the Registration Statement filed after the date hereof will conform in all material respects when filed, to the requirements of the Securities Act and the Rules and Regulations. The most recent Preliminary Prospectus conformed, and the Prospectus will conform, in all material respects when filed with the Commission pursuant to Rule 424(b) to the requirements of the Securities Act and the Rules and Regulations. The documents incorporated by reference in any Preliminary Prospectus or the Prospectus conformed, and any further documents so incorporated will conform, when filed with the Commission, in all material respects to the requirements of the Exchange Act or the Securities Act, as applicable, and the rules and regulations of the Commission thereunder.

     (d) Registration Statement. The Registration Statement did not, as of each Effective Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement in reliance upon and in conformity with written information furnished to the Partnership through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 9(c).
     (e) Prospectus. The Prospectus will not, as of its date and on the applicable Delivery Date, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Prospectus in reliance upon and in conformity with written information furnished to the Partnership through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 9(c).
     (f) Documents Incorporated by Reference. The documents incorporated by reference in any Preliminary Prospectus or the Prospectus did not, and any further documents filed and incorporated by reference therein will not, when filed with the Commission, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
     (g) Pricing Disclosure Package. The Pricing Disclosure Package did not, as of the Applicable Time, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Pricing Disclosure Package in reliance upon and in conformity with written information furnished to the Partnership through the Representatives by or on behalf of any Underwriters specifically for inclusion therein, which information is specified in Section 9(c).
     (h) Issuer Free Writing Prospectus and Pricing Disclosure Package. Each Issuer Free Writing Prospectus (including, without limitation, any road show that is a free writing prospectus under Rule 433), when considered together with the Pricing Disclosure Package as of the Applicable Time, did not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Partnership through the Representatives by or on behalf of any Underwriters specifically for inclusion therein, which information is specified in Section 9(c).

     (i) Each Issuer Free Writing Prospectus. Each Issuer Free Writing Prospectus conformed or will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations on the date of first use, and the Partnership has complied with any filing requirements applicable to such Issuer Free Writing Prospectus pursuant to the Rules and Regulations. The Partnership has not made any offer relating to the Units that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Representatives, except as set forth on Schedule VI hereto. The Partnership has retained in accordance with the Rules and Regulations all Issuer Free Writing Prospectuses that were not required to be filed pursuant to the Rules and Regulations (it being understood that, as of the date hereof, the Partnership has not retained any Issuer Free Writing Prospectus for the three-year period required thereby). Each Issuer Free Writing Prospectus does not and will not include any information that conflicts with the information contained in the Registration Statement or the Pricing Disclosure Package, including any document incorporated therein and any prospectus supplement deemed to be a part thereof that has not been superseded or modified. The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus based upon and in conformity with written information furnished to the Partnership by the Underwriters through the Representatives specifically for inclusion therein, which information consists solely of the information specified in Section 9(c).
     (j) Formation and Qualification of the Significant DEP Entities. Each of the Partnership, DEP Holdings LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner”), the Operating Partnership, OLPGP, Evangeline Gas Corp., a Texas corporation (“Evangeline”), and Evangeline Gas Pipeline Company, L.P., a Delaware limited partnership (“Evangeline Pipeline”) and the subsidiaries listed on Schedule III hereto (the “Operating Subsidiaries”) (each, a “Significant DEP Entity”, and together with the subsidiaries of the Operating Subsidiaries listed on Schedule IV, the “Partnership Entities”), has been duly formed or incorporated, as the case may be, and is validly existing in good standing under the laws of its respective jurisdiction of formation or incorporation, as the case may be, with all corporate, limited liability company or partnership, as the case may be, power and authority necessary to own or hold its properties and conduct the businesses in which it is engaged and, in the case of the General Partner and OLPGP, to act as general partner of the Partnership and the Operating Partnership, respectively, in each case in all material respects as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus. Each Significant DEP Entity is duly registered or qualified to do business and is in good standing as a foreign corporation, limited liability company or limited partnership, as the case may be, in each jurisdiction in which its ownership or lease of property or the conduct of its businesses requires such qualification or registration, except where the failure to so qualify or register would not, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), results of operations, business or prospects of the Partnership Entities taken as a whole (a “Material Adverse Effect”) or subject the limited partners of the Partnership to any material liability or disability.
     (k) Ownership of General Partner. EPO owns 100% of the issued and outstanding membership interests in the General Partner; such membership interests have been duly authorized and validly issued in accordance with the Second Amended and Restated Limited Liability Company Agreement of the General Partner, (the “GP LLC Agreement”) and fully paid (to the extent required under the GP LLC Agreement) and non-assessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware Limited Liability Company Act (the “Delaware LLC Act”)); and EPO owns such membership interests free and clear of all liens, encumbrances, security interests, charges or claims (“Liens”).
     (l) Ownership of General Partner Interest in the Partnership. The General Partner is the sole general partner of the Partnership with a 0.7% general partner interest in the Partnership; such general partner interest has been duly authorized and validly issued in accordance with the Amended and Restated Agreement of Limited Partnership of the Partnership, as amended (the “Partnership Agreement”); and the General Partner owns such general partner interest free and clear of all Liens (except for restrictions on transferability described in the Pricing Disclosure Package).
     (m) Ownership of OLPGP. The Partnership owns 100% of the issued and outstanding membership interests in the OLPGP; such membership interests have been duly authorized and validly issued in accordance with the OLPGP LLC Agreement and are fully paid (to the extent required under the OLPGP LLC Agreement) and non-assessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and the Partnership owns such membership interests free and clear of all Liens (except for restrictions on transferability described in the Pricing Disclosure Package).
     (n) Ownership of the Operating Partnership. (i) OLPGP is the sole general partner of the Operating Partnership with a 0.001% general partner interest in the Operating Partnership; such general partner interest has been duly authorized and validly issued in accordance with the agreement of limited partnership of the Operating Partnership, as amended and/or restated on or prior to the date hereof (the “Operating Partnership Agreement”); and OLPGP owns such general partner interest free and clear of all Liens (except for such restrictions on transferability described in the Pricing Disclosure Package); and (ii) the Partnership is the sole limited partner of the Operating Partnership with a 99.999% limited partner interest in the Operating Partnership; such limited partner interest has been duly authorized and validly issued in accordance with the Operating Partnership Agreement and is fully paid (to the extent required under the Operating Partnership Agreement) and non-assessable (except as such non-assessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act); and the Partnership owns such limited partner interest free and clear of all Liens (except for restrictions on transferability described in the Pricing Disclosure Package).
     (o) Capitalization. As of the date hereof and immediately prior to the issuance of Units pursuant to this Agreement, the issued and outstanding limited partner interests of the Partnership consist of 57,676,987 Common Units. All of such outstanding Common Units and the limited partner interests represented thereby have been duly authorized and validly issued in accordance with the Partnership Agreement and are fully paid (to the extent required under the Partnership Agreement) and non-

assessable (except as such non-assessability may be affected by Section 17-607 of the Delaware LP Act and as otherwise disclosed in the Prospectus); EPO and its subsidiaries (other than the Partnership Entities) collectively beneficially own 42,726,987 Common Units, and to the knowledge of the DEP Parties, own such Common Units free and clear of all Liens (other than those Liens set forth in the filings on Schedule 13D by Dan L. Duncan, EPO and other joint filers); and EPCO, Inc. (“EPCO”), to the knowledge of the DEP Parties, Dan L. Duncan and their affiliates (other than EPO and its subsidiaries) collectively beneficially own 385,600 Common Units free and clear of all Liens (other than Liens in favor of lenders of EPCO and its affiliates or Liens otherwise set forth in the filings on Schedule 13D by Dan L. Duncan and other joint filers).
     (p) Valid Issuance of the Units. At the First Delivery Date or on each Option Delivery Date, as the case may be, the Firm Units or the Option Units, as the case may be, and the limited partner interests represented thereby, will be duly authorized by the Partnership and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms hereof, will be validly issued, fully paid (to the extent required under the Partnership Agreement) and non-assessable (except as such non-assessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act and as otherwise disclosed in the Pricing Disclosure Package).
     (q) No Preemptive Rights, Registration Rights or Options. Except as identified in the Pricing Disclosure Package, there are no (i) preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any equity interests in any of the Significant DEP Entities or (ii) outstanding options or warrants to purchase any securities of any of the Significant DEP Entities. Except for such rights that have been waived or complied with, none of the filing of the Registration Statement nor the offering or sale of the Units as contemplated by this Agreement gives rise to any rights for or relating to the registration of any Common Units or other securities of any of the Significant DEP Entities.
     (r) Authority. Each of the DEP Parties has all requisite right, power and authority to execute and deliver the Transaction Documents to which it is a party, and to perform its respective obligations hereunder and thereunder. The Partnership has all requisite power and authority to issue, sell and deliver the Units in accordance with and upon the terms and conditions set forth in this Agreement, the Partnership Agreement, the Registration Statement, the Pricing Disclosure Package and the Prospectus. All action required to be taken by the DEP Parties or any of their security holders, partners or members for (i) the due and proper authorization, execution and delivery of the Transaction Documents, (ii) the authorization, issuance, sale and delivery of the Units, and (iii) the consummation of the transactions contemplated by the Transaction Documents has been duly and validly taken.
     (s) Ownership of the Operating Entities. All of the outstanding shares of capital stock, partnership interests or membership interests, as the case may be, of each Operating Subsidiary, Evangeline and Evangeline Pipeline (each an “Operating Entity,” and collectively, the “Operating Entities”) have been duly authorized and validly issued in accordance with the articles of incorporation and by-laws, limited liability company agreement or agreement of limited partnership, as the case may be, of the Operating Entities (the “Operating Entities Formation Agreements”), and are fully paid (to the extent required under the Operating Entities Formation Agreements) and non-assessable (except as such non-assessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act, in the case of partnership interests in a Delaware limited partnership; Sections 18-607 and 18-804 of the Delaware LLC Act, in the case of membership interests in a Delaware limited liability company; Section 153.210 of the Texas Business Organizations Code, in the case partnership interests in a Texas limited partnership; Section 101.206 of the Texas Business Organizations Code, in the case of membership interests in a Texas limited liability company; and except as otherwise disclosed in the Pricing Disclosure Package). Except as described in the Pricing Disclosure Package, the Partnership and the Operating Partnership, as the case may be, directly or indirectly, owns the shares of capital stock, partnership interests or membership interests in each Operating Entity in such amounts as are indicated in Schedules III and IV hereto free and clear of all liens, encumbrances (other than contractual restrictions on transfer contained in the applicable constituent documents), security interests, equities, charges, claims or restrictions upon voting or any other claim of any third party. Other than its ownership of its 0.7% general partner interest in the Partnership, the General Partner does not own, and at each Delivery Date will not own, directly or indirectly, any equity or long-term debt securities of any corporation, partnership, limited liability company, joint venture, association or other entity. Other than (i) the Partnership’s ownership of a 99.999% limited partnership interest in the Operating Partnership and a 100% membership interest in OLPGP, and (ii) the Operating Partnership’s ownership of the outstanding membership interests or partnership interests, as the case may be, in each of the Operating Subsidiaries in such amounts as are set forth on Schedule III hereto, neither the Partnership nor the Operating Partnership owns, and at each Delivery Date will directly own, any equity or long-term debt securities of any corporation, partnership, limited liability company, joint venture, association or other entity. Other than the Significant DEP Entities, neither the Partnership nor the Operating Partnership has, or will have at each Delivery Date, directly or indirectly, any subsidiaries which, individually or considered as a whole, would be deemed to be a significant subsidiary of the Partnership (as such term is defined in Section 1-02(w) of Regulation S-X of the Securities Act).
     (t) Authorization, Execution and Delivery of Agreement. This Agreement has been duly authorized and validly executed and delivered by each of the DEP Parties.
     (u) Authorization, Execution and Enforceability of Agreements. (i) The GP LLC Agreement has been duly authorized, executed and delivered by EPO and is a valid and legally binding agreement of EPO, enforceable against EPO in accordance with its terms, (ii) the Partnership Agreement has been duly authorized, executed and delivered by the General Partner and is a valid and legally binding agreement of the General Partner, enforceable against the General Partner in accordance with its terms; (iii) the Operating Partnership Agreement has been duly authorized, executed and delivered by each of OLPGP and the Partnership and is a valid and legally binding agreement of each of OLPGP and the Partnership, enforceable against each of OLPGP and the Partnership in accordance with its terms; and (iv) the Common Unit Purchase Agreement has been duly authorized, executed and delivered by the Partnership and is a valid and legally binding agreement of the Partnership, enforceable against each of the Partnership in accordance with its terms; provided that, with respect to each such agreement listed in this Section (u)(i)-(iv), the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
     (v) No Conflicts or Violations. None of the (i) offering, issuance and sale by the Partnership of the Units, (ii) execution, delivery and performance of this Agreement by the DEP Parties, (iii) execution, delivery and performance of the Common Unit Purchase Agreement by the Partnership, or (iv) consummation of the transactions contemplated by the Transaction Documents (A) conflicts or will conflict with or constitutes or will constitute a violation of the certificate of limited partnership or agreement of limited partnership, certificate of formation or limited liability company agreement, certificate or articles of incorporation or bylaws or other organizational documents of any of the Partnership Entities, (B) conflicts or will conflict with or constitutes or will constitute a breach or violation of, or a default (or an event that, with notice or lapse of time or both, would constitute such a default) under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which any of the Partnership Entities is a party or by which any of them or any of their respective properties or assets may be bound, (C) violates or will violate any statute, law or regulation or any order, judgment, decree or injunction of any court, arbitrator or governmental agency or body having jurisdiction over any of the Partnership Entities or any of their respective properties or assets, or (D) results or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any of the Partnership Entities, which conflicts, breaches, violations, defaults or liens, in the case of clauses (B) or (D), would, individually or in the aggregate, have a Material Adverse Effect or materially impair the ability of any of the DEP Parties to consummate the transactions contemplated by the Transaction Documents.
     (w) No Consents. No permit, consent, approval, authorization, order, registration, filing or qualification (“consent”) of or with any court, governmental agency or body having jurisdiction over the Partnership Entities or any of their respective properties is required in connection with (i) the offering, issuance and sale by the Partnership of the Units in the manner contemplated in this Agreement and in the Registration Statement, the Pricing Disclosure Package and the Prospectus, (ii) the execution, delivery and performance of this Agreement by the DEP Parties, (iii) the execution, delivery and performance of the Common Unit Purchase Agreement by the Partnership, or (iv) the consummation by the DEP Parties of the transactions contemplated by the Transaction Documents, except for (A) such consents required under the Securities Act, the Exchange Act (all of which have been obtained) and state securities or Blue Sky laws in connection with the purchase and distribution of the Units by the Underwriters and (B) such consents that have been, or prior to any such Delivery Date will be, obtained.

     (x) No Default. None of the Significant DEP Entities is (i) in violation of its certificate of limited partnership or agreement of limited partnership, certificate of formation or limited liability company agreement, certificate or articles of incorporation or bylaws or other organizational documents, (ii) in violation of any law, statute, ordinance, administrative or governmental rule or regulation applicable to it or of any order, judgment, decree or injunction of any court or governmental agency or body having jurisdiction over it or has failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, or (iii) in breach, default (and no event that, with notice or lapse of time or both, would constitute such a default has occurred or is continuing) or violation in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which it is a party or by which it or any of its properties may be bound, which breach, default or violation, in the case of clause (ii) or (iii), would, if continued, have a Material Adverse Effect, or could materially impair the ability of any of the DEP Parties to perform their obligations under the Transaction Documents.
     (y) Independent Registered Public Accounting Firm. Deloitte & Touche LLP, who has audited the audited financial statements contained or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus, is an independent registered public accounting firm with respect to the Partnership and the General Partner within the meaning of the Securities Act and the applicable rules and regulations thereunder adopted by the Commission and the Public Company Accounting Oversight Board (United States) (the “PCAOB”).
     (z) Financial Statements. The historical financial statements (including the related notes and supporting schedule) contained or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus, (i) comply in all material respects with the applicable requirements under the Securities Act and the Exchange Act (except that certain supporting schedules are omitted), (ii) present fairly in all material respects the financial position, results of operations and cash flows of the entities purported to be shown thereby on the basis stated therein at the respective dates or for the respective periods, and (iii) have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied throughout the periods involved, except to the extent disclosed therein. The other financial information of the General Partner and the Partnership and its subsidiaries, including non-GAAP financial measures, if any, contained or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus has been derived from the accounting records of the General Partner, the Partnership and its subsidiaries, and fairly presents the information purported to be shown thereby. Nothing has come to the attention of any of the Partnership Entities that has caused them to believe that the statistical and market-related data included in the Registration Statement, the Pricing Disclosure Package and the Prospectus is not based on or derived from sources that are reliable and accurate in all material respects.

     (aa) No Distribution of Other Offering Materials. None of the Partnership Entities has distributed or, prior to the completion of the distribution of the Units, will distribute, any offering material in connection with the offering and sale of the Units other than the Registration Statement, any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus to which the Representatives have consented in accordance with Section 1(i), 6(l) or 6(m) and any Issuer Free Writing Prospectus set forth on Schedule VI hereto and any other materials, if any, permitted by the Securities Act, including Rule 134 of the Rules and Regulations.
     (bb) Conformity to Description of Units. The Units, when issued and delivered against payment therefor as provided herein, will conform in all material respects to the descriptions thereof contained or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus.
     (cc) Certain Transactions. Except as disclosed in the Prospectus and the Pricing Disclosure Package, subsequent to the respective dates as of which such information is given in the Registration Statement and the Pricing Disclosure Package, (i) none of the Partnership Entities has incurred any liability or obligation, indirect, direct or contingent, or entered into any transactions, not in the ordinary course of business, that, individually or in the aggregate, is material to the Partnership Entities, taken as a whole, and (ii) there has not been any material change in the capitalization or material increase in the long-term debt of the Partnership Entities, or any dividend or distribution of any kind declared, paid or made by the Partnership on any class of its partnership interests.
     (dd) No Omitted Descriptions; Legal Descriptions. There are no legal or governmental proceedings pending or, to the knowledge of the DEP Parties, threatened or contemplated, against any of the Partnership Entities, or to which any of the Partnership Entities is a party, or to which any of their respective properties or assets is subject, that are required to be described in the Registration Statement, the Pricing Disclosure Package or the Prospectus but are not described as required, and there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement, the Pricing Disclosure Package or the Prospectus or to be filed as an exhibit to the Registration Statement that are not described or filed as required by the Securities Act or the Rules and Regulations or the Exchange Act or the rules and regulations thereunder. The statements included in or incorporated by reference into the Registration Statement, the Pricing Disclosure Package and the Prospectus under the headings “Description of Common Units,” “How We Make Cash Distributions,” “The Partnership Agreement” and “Material Tax Consequences,” insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings.
     (ee) Title to Properties. Each Partnership Entity has good and indefeasible title to all real and personal property which are material to the business of the Partnership Entities, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except such as (A) do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Partnership Entities, (B) could not reasonably be expected to have a Material Adverse Effect or (C) are described, and subject to the limitations contained, in the Pricing Disclosure Package.
     (ff) Rights-of-Way. Each of the Partnership Entities has such consents, easements, rights-of-way or licenses from any person (“rights-of-way”) as are necessary to conduct its business in the manner described in the Pricing Disclosure Package and the Prospectus, subject to such qualifications as may be set forth in the Pricing Disclosure Package and except for such rights-of-way the failure of which to have obtained would not have, individually or in the aggregate, a Material Adverse Effect; each of the Partnership Entities has fulfilled and performed all its material obligations with respect to such rights-of-way and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or would result in any impairment of the rights of the holder of any such rights-of-way, except for such revocations, terminations and impairments that will not have a Material Adverse Effect, subject in each case to such qualification as may be set forth in the Pricing Disclosure Package and the Prospectus; and, except as described in the Pricing Disclosure Package and the Prospectus, none of such rights-of-way contains any restriction that is materially burdensome to the Partnership Entities, taken as a whole.
     (gg) Permits. Each of the Partnership Entities has such permits, consents, licenses, franchises, certificates and authorizations of governmental or regulatory authorities (“permits”) as are necessary to own or lease its properties and to conduct its business in the manner described in the Pricing Disclosure Package and the Prospectus, subject to such qualifications as may be set forth in the Pricing Disclosure Package and the Prospectus and except for such permits that, if not obtained, would not have, individually or in the aggregate, a Material Adverse Effect; each of the Partnership Entities has fulfilled and performed all its material obligations with respect to such permits in the manner described, and subject to the limitations contained in the Pricing Disclosure Package and the Prospectus, and no event has occurred that would prevent the permits from being renewed or reissued or that allows, or after notice or lapse of time would allow, revocation or termination thereof or results or would result in any impairment of the rights of the holder of any such permit, except for such non-renewals, non-issues, revocations, terminations and impairments that would not, individually or in the aggregate, have a Material Adverse Effect. None of the Partnership Entities has received notification of any revocation or modification of any such permit or has any reason to believe that any such permit will not be renewed in the ordinary course.
     (hh) Books and Records; Accounting Controls. The Partnership Entities (i) make and keep books, records and accounts that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of assets, and (ii) maintain systems of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with accounting principles generally accepted in the United States of America and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and

(D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.
     (ii) Related Party Transactions. No relationship, direct or indirect, exists between or among the Partnership Entities on the one hand, and the directors, officers, partners, customers or suppliers of the General Partner and its affiliates (other than the Partnership Entities) on the other hand, which is required to be described in the Pricing Disclosure Package and the Prospectus and which is not so described.
     (jj) Environmental Compliance. There has been no storage, generation, transportation, handling, treatment, disposal or discharge of any kind of toxic or other wastes or other hazardous substances by any of the Partnership Entities (or, to the knowledge of the DEP Parties, any other entity (including any predecessor) for whose acts or omissions any of the Partnership Entities is or could reasonably be expected to be liable) at, upon or from any of the property now or previously owned or leased by any of the Partnership Entities or upon any other property, in violation of any statute or any ordinance, rule, regulation, order, judgment, decree or permit or which would, under any statute or any ordinance, rule (including rule of common law), regulation, order, judgment, decree or permit, give rise to any liability, except for any violation or liability that could not reasonably be expected to have, individually or in the aggregate with all such violations and liabilities, a Material Adverse Effect; and there has been no disposal, discharge, emission or other release of any kind onto such property or into the environment surrounding such property of any toxic or other wastes or other hazardous substances with respect to which any of the DEP Parties has knowledge, except for any such disposal, discharge, emission or other release of any kind which could not reasonably be expected to have, individually or in the aggregate with all such discharges and other releases, a Material Adverse Effect.
     (kk) Insurance. The Partnership Entities maintain insurance covering their properties, operations, personnel and businesses against such losses and risks as are reasonably adequate to protect them and their businesses in a manner consistent with other businesses similarly situated. Except as disclosed in the Pricing Disclosure Package and the Prospectus, none of the Partnership Entities has received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance; all such insurance is outstanding and duly in force on the date hereof and will be outstanding and duly in force on each Delivery Date.
     (ll) Litigation. There are no legal or governmental proceedings pending to which any Partnership Entity is a party or of which any property or assets of any Partnership Entity is the subject that, individually or in the aggregate, if determined adversely to such Partnership Entity, could reasonably be expected to have a Material Adverse Effect; and to the knowledge of the DEP Parties, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.
     (mm) No Labor Disputes. No labor dispute with the employees that are engaged in the business of the Partnership or its subsidiaries exists or, to the knowledge of the

DEP Parties, is imminent or threatened that is reasonably likely to result in a Material Adverse Effect.
     (nn) Intellectual Property. Each Partnership Entity owns or possesses adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses; and the conduct of their respective businesses will not conflict in any material respect with, and no Partnership Entity has received any notice of any claim of conflict with, any such rights of others.
     (oo) Investment Company. None of the Partnership Entities is now, or after sale of the Units to be sold by the Partnership hereunder and application of the net proceeds from such sale as described in the Pricing Disclosure Package under the caption “Use of Proceeds” will be, an “investment company” or a company “controlled by” an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”).
     (pp) Absence of Certain Actions. No action has been taken and no statute, rule, regulation or order has been enacted, adopted or issued by any governmental agency or body which prevents the issuance or sale of the Units in any jurisdiction; no injunction, restraining order or order of any nature by any federal or state court of competent jurisdiction has been issued with respect to any Partnership Entity which would prevent or suspend the issuance or sale of the Units or the use of the Pricing Disclosure Package in any jurisdiction; no action, suit or proceeding is pending against or, to the knowledge of the DEP Parties, threatened against or affecting any Partnership Entity before any court or arbitrator or any governmental agency, body or official, domestic or foreign, which could reasonably be expected to interfere with or adversely affect the issuance of the Units or in any manner draw into question the validity or enforceability of this Agreement or any action taken or to be taken pursuant hereto; and the Partnership has complied with any and all requests by any securities authority in any jurisdiction for additional information to be included in the most recent Preliminary Prospectus.
     (qq) Market Stabilization. None of the General Partner, the Partnership or any of their affiliates has taken, directly or indirectly, any action designed to or which has constituted or which would reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any securities of the Partnership to facilitate the sale or resale of the Units.
     (rr) Form S-3. The conditions for the use of Form S-3 by the Partnership, as set forth in the General Instructions thereto, have been satisfied.
     (ss) Disclosure Controls. The General Partner and the Partnership have established and maintain disclosure controls and procedures (as such term is defined in Rule 13a-15(e) and 15d-15(e) under the Exchange Act) which (i) are designed to ensure that material information relating to the Partnership, including its consolidated subsidiaries, is made known to the General Partner’s principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared; (ii) have been evaluated for effectiveness as of the end of the period covered by the Partnership’s most recent annual report filed with the Commission; and (iii) are effective in achieving reasonable assurances that the Partnership’s desired control objectives as described in Item 9A of the Partnership’s Annual Report on Form 10-K for the period ended December 31, 2008 (the “2008 Annual Report”) have been met.
     (tt) No Deficiency in Internal Controls. Based on the evaluation of its internal controls and procedures conducted in connection with the preparation and filing of the 2008 Annual Report, neither the Partnership nor the General Partner is aware of (i) any significant deficiencies or material weaknesses in the design or operation of its internal controls over financial reporting (as defined in Rule 13a-15(f) and 15d-15(f) under the Exchange Act) that are likely to adversely affect the Partnership’s ability to record, process, summarize and report financial data; or (ii) any fraud, whether or not material, that involves management or other employees who have a role in the Partnership’s internal controls over financial reporting.
     (uu) No Changes in Internal Controls. Since the date of the most recent evaluation of the disclosure controls and procedures described in Section 1(tt) hereof, there have been no significant changes in the Partnership’s internal controls that materially affected or are reasonably likely to materially affect the Partnership’s internal controls over financial reporting.
     (vv) Sarbanes-Oxley Act. The principal executive officer and principal financial officer of the General Partner have made all certifications required by the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and any related rules and regulations promulgated by the Commission, and the statements contained in any such certification are complete and correct. The Partnership and the General Partner are otherwise in compliance in all material respects with all applicable provisions of the Sarbanes-Oxley Act that are effective.
     (ww) No Foreign Operations. None of the Partnership Entities conducts business operations outside of the United States.
Any certificate signed by any officer of any DEP Party and delivered to the Representatives or counsel for the Underwriters pursuant to this Agreement shall be deemed a representation and warranty by the DEP Parties signatory thereto, as to the matters covered thereby, to each Underwriter.
          2. Representations, Warranties and Agreements of EPO. EPO represents and warrants to, and agrees with, the Underwriters that:
     (a) Formation. Each of the Enterprise Entities has been duly formed and is validly existing in good standing under the laws of its respective jurisdiction of formation with all limited liability company or partnership, as the case may be, power and authority necessary to own or hold its properties and conduct the businesses in which it is engaged.
     (b) Authority. Each of the Enterprise Entities has all requisite right, power and authority to execute and deliver the Transaction Documents to which it is a party, and to perform its respective obligations hereunder and thereunder. All action required to be taken by each of the Enterprise Entities or any of its respective security holders, partners or members for (i) the due and proper authorization, execution and delivery of the Transaction Documents, (ii) the sale and delivery of the Common Units pursuant to the Common Unit Purchase Agreement, and (iii) the consummation of the transactions contemplated by the Transaction Documents has been duly and validly taken.
     (c) Ownership of Enterprise GTM. EPO indirectly owns 100% of the equity interests in Enterprise GTM.
     (d) Authorization, Execution and Delivery of Agreement. This Agreement has been duly authorized and validly executed and delivered by EPO.
     (e) Enforceability. The Common Unit Purchase Agreement has been duly authorized, executed and delivered by each of the Enterprise Entities and is a valid and legally binding agreement of such Enterprise Entity, enforceable against such Enterprise Entity in accordance with its terms; provided that the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
     (f) No Conflicts or Violations. None of the (i) execution, delivery and performance of this Agreement by EPO, (ii) execution, delivery and performance of the Common Unit Purchase Agreement by the Enterprise Entities, or (iii) consummation of the transactions contemplated by the Transaction Documents (A) conflicts or will conflict with or constitutes or will constitute a violation of the certificate of limited partnership or agreement of limited partnership, certificate of formation or limited liability company agreement or other organizational documents of either Enterprise Entity, (B) conflicts or will conflict with or constitutes or will constitute a breach or violation of, or a default (or an event that, with notice or lapse of time or both, would constitute such a default) under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which either Enterprise Entity is a party or by which any of them or any of their respective properties or assets may be bound, (C) violates or will violate any statute, law or regulation or any order, judgment, decree or injunction of any court, arbitrator or governmental agency or body having jurisdiction over either Enterprise Entity or any of their respective properties or assets, or (D) results or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of either Enterprise Entity, which conflicts, breaches, violations, defaults or liens, in the case of clauses (B) or (D), would, individually or in the aggregate, have a Material Adverse Effect or materially impair the ability of either Enterprise Entity to consummate the transactions contemplated by the Transaction Documents.

     (g) No Consents. No consent of or with any court, governmental agency or body having jurisdiction over the Enterprise Entities or any of their respective properties is required in connection with (i) the execution, delivery and performance of this Agreement by EPO, (ii) the execution, delivery and performance of the Common Unit Purchase Agreement by the Enterprise Entities, or (iii) the consummation by the Enterprise Entities of the transactions contemplated by the Transaction Documents, except for (A) such consents required under the Securities Act, the Exchange Act (all of which have been obtained) and state securities or Blue Sky laws in connection with the purchase and distribution of the Units by the Underwriters and (B) such consents that have been, or prior to any such Delivery Date will be, obtained.
     (h) Title to Common Units. The Enterprise Entities collectively own 42,726,987 Common Units and own such Common Units free and clear of all Liens. (i) Each of the Enterprise Entities now is, and at the time of delivery to the Partnership of Common Units being sold pursuant to the Common Unit Purchase Agreement, will be the lawful owner of the number of Common Units to be sold by the Enterprise Entities pursuant to the Common Unit Purchase Agreement and has, and at the time of delivery of such Common Units, will have valid and marketable title to such Common Units, and (ii) upon delivery of and payment for such Common Units, the Partnership will acquire valid and marketable title to such Common Units, free and clear of any Liens.
     (i) Misstatements or Omissions. (i) The Registration Statement did not, as of each Effective Date, contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) the Prospectus will not, as of its date and on the applicable Delivery Date, contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; (iii) the Pricing Disclosure Package did not, as of the Applicable Time, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (iv) each Issuer Free Writing Prospectus, when considered together with the Pricing Disclosure Package as of the Applicable Time, did not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that (a) the representations and warranties in this Section 2(i) shall only apply as to written information furnished to the Partnership or the Underwriter by EPO with respect to the Enterprise Entities directly or through EPO’s representatives, specifically for inclusion therein, and (b) no representation or warranty is made as to information contained in or omitted from the Registration Statement, the Prospectus in reliance upon and in conformity with written information furnished to the Partnership through the Representatives by or on behalf of any Underwriter specifically for inclusions therein, which information is specified in Section 9(b).
     (j) Basis of Sale of Common Units. EPO (i) is familiar with the Registration Statement, the Prospectus, the Pricing Disclosure Package and any Issuer Free Writing Prospectus, (ii) has no knowledge of any material fact, condition or information not disclosed in such Registration Statement, as of the Effective Date thereof, the Prospectus, as of its date and on the applicable Delivery Date, the Pricing Disclosure Package, as of the Applicable Time, or any Issuer Free Writing Prospectus, when considered together with the Pricing Disclosure Package as of the Applicable Time, which has adversely affected or may adversely affect the business of any Partnership Entity, and (iii) is not prompted to sell its Common Units by any information concerning any of the Partnership Entities which is not set forth in the Registration Statement, Prospectus, Pricing Disclosure Package or any Issuer Free Writing Prospectus.
     (k) Market Stabilization. Neither Enterprise Entity has taken and will not take, directly or indirectly, directly or indirectly, any action designed to or which has constituted or which would reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any securities of the Partnership to facilitate the sale or resale of the Units.
Any certificate signed by any officer of EPO and delivered to the Representatives or counsel for the Underwriters pursuant to this Agreement shall be deemed a representation and warranty by EPO, as to the matters covered thereby, to each Underwriter.
          3. Purchase of the Firm Units.
     (a) On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Partnership agrees to sell to the several Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase from the Partnership, at a purchase price of $15.36 per Unit, the amount of the Firm Units set forth opposite that Underwriter’s name in Schedule I hereto.
     (b) On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Partnership hereby grants an option to the Underwriters to purchase up to 1,200,000 Option Units at the same purchase price per Unit as the Underwriters shall pay for the Firm Units. Said option may be exercised only to cover over-allotments in the sale of the Firm Units by the Underwriters. Said option may be exercised in whole or in part at any time on or before the 30th day after the date of the Prospectus upon written or facsimile notice by the Underwriters to the Partnership setting forth the number of Option Units as to which the Underwriters are exercising the option and the settlement date. Each Underwriter agrees, severally and not jointly, to purchase the number of Option Units (subject to such adjustments to eliminate fractional Units as the Representatives may determine) that bears the same proportion to the total number of Option Units to be sold on such Delivery Date as the number of Firm Units set forth in Schedule I hereto opposite the name of such Underwriter bears to the total number of Firm Units.
     (c) The Partnership shall not be obligated to deliver any of the Units to be delivered on any Delivery Date, as the case may be, except upon payment for all the Units to be purchased on such Delivery Date as provided herein.

          4. Offering of Units by the Underwriters. It is understood that the Underwriters propose to offer the Units for sale to the public as set forth in the Prospectus.
          5. Delivery of and Payment for the Units. Delivery of and payment for the Firm Units (including any Option Units provided for in Section 3(b) hereof that have been exercised) shall be made at the office of Andrews Kurth LLP, Houston, Texas, at 10:00 A.M., New York City time, on June 19, 2009 or such other date and time and place as shall be determined by agreement between the Underwriters and the Partnership (such date and time of delivery and payment for the Firm Units being herein called the “First Delivery Date”). Delivery of the Firm Units shall be made to the Underwriters against payment by the Underwriters of the purchase price thereof to or upon the order of the Partnership by wire transfer in immediately available funds to an account specified by the Partnership. Delivery of the Firm Units shall be made in book-entry form through the Full Fast Program of the facilities of The Depository Trust Company (“DTC”) unless the Underwriters shall otherwise instruct. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of the Underwriters.
     If the option provided for in Section 3(b) hereof is exercised after the third business day prior to the First Delivery Date, the Partnership will deliver to UBS Securities LLC at the place and on the date specified by the Underwriters in the notice given pursuant to Section 3(b) hereof (which shall be within five business days after exercise of said option) (the “Option Delivery Date”, and together with the First Delivery Date, each a “Delivery Date”) the number of Option Units specified in such notice against payment by the Underwriters of the purchase price thereof to or upon the order of the Partnership by wire transfer payable in same-day funds to an account specified by the Partnership. If settlement for the Option Units occurs after the First Delivery Date, the Partnership will deliver to the Underwriters on the settlement date for the Option Units, and the obligation of the Underwriters to purchase the Option Units shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the First Delivery Date pursuant to Section 8 hereof.
          6. Further Agreements of the Parties. Each of the DEP Parties, jointly and severally, covenants and agrees with the Underwriters:
     (a) Preparation of Prospectus and Registration Statement. (i) To prepare the Prospectus in a form approved by the Underwriters and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than Commission’s close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act; (ii) to make no further amendment or any supplement to the Registration Statement or to the Prospectus except as permitted herein; (iii) to advise the Underwriters, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Underwriters with copies thereof; (iv) to advise the Underwriters promptly after it receives notice thereof of the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus, of the suspension of the qualification of the Units for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose or of any request by the Commission for the amending or supplementing of the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus or for additional information; and (v) in the event of the issuance of any stop order or of any order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal.
     (b) Copies of Registration Statements. To furnish promptly to the Underwriters and to counsel for the Underwriters, upon request, a signed copy or a conformed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith.
     (c) Exchange Act Reports. To file promptly all reports and any definitive proxy or information statements required to be filed by the Partnership with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act (“Exchange Act Reports”) subsequent to the date of the Prospectus and for so long as the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) of the Rules and Regulations) is required in connection with the offering or sale of the Units.
     (d) Copies of Documents to the Underwriters. To deliver promptly to the Underwriters such number of the following documents as the Underwriters shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits), (ii) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus, (iii) each Issuer Free Writing Prospectus and (iv) any document incorporated by reference in any Preliminary Prospectus or the Prospectus; and, if the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) of the Rules and Regulations) is required at any time after the date hereof in connection with the offering or sale of the Units or any other securities relating thereto and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) of the Rules and Regulations) is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) of the Rules and Regulations) or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act or with a request from the Commission, to notify the Underwriters immediately thereof and to promptly prepare and, subject to Section 5(e) hereof, file with the Commission an amended Prospectus or supplement to the Prospectus which will correct such statement or omission or effect such compliance.
     (e) Filing of Amendment or Supplement. To file promptly with the Commission any amendment to the Registration Statement or the Prospectus, any supplement to the Prospectus or any new, replacement registration statement that may, in the judgment of the Partnership or the Underwriters, be required by the Securities Act or the Exchange Act or requested by the Commission. Prior to filing with the Commission any amendment to the Registration Statement, any supplement to the Prospectus or any new, replacement registration statement, any document incorporated by reference in the Prospectus or any Prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to the Underwriters and counsel for the Underwriters and not to file any such document to which the Underwriters shall reasonably object after having been given reasonable notice of the proposed filing thereof unless the Partnership is required by law to make such filing. The Partnership will furnish to the Underwriters such number of copies of such new registration statement, amendment or supplement as the Underwriters may reasonably request and use its commercially reasonable efforts to cause such new registration statement or amendment to be declared effective as soon as practicable. In any such case, the Partnership will promptly notify the Representatives of such filings and effectiveness.
     (f) Reports to Security Holders. As soon as practicable after the First Delivery Date, to make generally available to the Partnership’s security holders an earnings statement of the Partnership and its Subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Partnership, Rule 158).
     (g) Copies of Reports. For a period of two years following the date hereof, to furnish to the Underwriters copies of all materials furnished by the Partnership to its security holders and all reports and financial statements furnished by the Partnership to the principal national securities exchange upon which the Units may be listed pursuant to requirements of or agreements with such exchange or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder, in each case to the extent that such materials, reports and financial statements are not publicly filed with the Commission.
     (h) Blue Sky Laws. Promptly to take from time to time such actions as the Underwriters may reasonably request to qualify the Units for offering and sale under the securities or Blue Sky laws of such jurisdictions as the Underwriters may designate and to continue such qualifications in effect for so long as required for the resale of the Units; and to arrange for the determination of the eligibility for investment of the Units under the laws of such jurisdictions as the Underwriters may reasonably request; provided that no Partnership Entity shall be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to file a general consent to service of process in any jurisdiction.
     (i) Lock-up Period; Lock-up Letters. For a period of 60 days from the date of the Prospectus (the “Lock-Up Period”), not to, directly or indirectly, (i) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Common Units or securities convertible into, or exchangeable for Common Units, or sell or grant options, rights or warrants with respect to any Common Units or securities convertible into or exchangeable for Common Units (other than the grant of options pursuant to option plans existing on the date hereof), or (ii) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such Common Units, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Units or other securities, in cash or otherwise, (iii) file or cause to be filed a registration statement, including any amendments, with respect to the registration of any Common Units or securities convertible, exercisable or exchangeable into Common Units (other than any registration statement on Form S-8 or as otherwise excepted from this lock-up provision) or (iv) publicly disclose the intention to do any of the foregoing, in each case without the prior written consent of UBS Securities LLC; provided, however, that the foregoing restrictions do not apply to: (A) the issuance and sale of Common Units by the Partnership to the Underwriters in connection with the public offering contemplated by this Agreement or (B) the purchase and sale of Common Units pursuant to the Common Unit Purchase Agreement; provided, that the DEP Parties shall otherwise remain subject to the restrictions set forth in this Section 6(i) with respect to any Common Units or any securities convertible into, or exercisable or exchangeable for, Common Units registered thereunder. Each person listed on Schedule V, including each executive officer and director of the General Partner, shall furnish to the Underwriters, prior to or on the date of this Agreement, a letter or letters, substantially in the form of Exhibit C hereto.
     (j) Application of Proceeds. To apply the net proceeds from the sale of the Units as set forth in the Pricing Disclosure Package and the Prospectus.
     (k) Investment Company. To take such steps as shall be necessary to ensure that no Partnership Entity shall become an “investment company” as defined in the Investment Company Act.
     (l) Issuer Free Writing Prospectuses. Not to make any offer relating to the Units that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Representatives.
     (m) Retention of Issuer Free Writing Prospectuses. To retain in accordance with the Rules and Regulations all Issuer Free Writing Prospectuses not required to be filed pursuant to the Rules and Regulations; and if at any time after the date hereof and prior to any Delivery Date, any events shall have occurred as a result of which any Issuer Free Writing Prospectus, as then amended or supplemented, would conflict with the information in the Registration Statement, the most recent Preliminary Prospectus or the Prospectus or, when considered together with the most recent Preliminary Prospectus, would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, if for any other reason it shall be necessary to amend or supplement any Issuer Free Writing Prospectus, to notify the Representatives and, upon their reasonable request or as required by the Rules and Regulations, to file such document and to prepare and furnish without charge to each Underwriter as many copies as the Representatives may from time to time reasonably request of an amended or supplemented Issuer Free Writing Prospectus that will correct such conflict, statement or omission or effect such compliance.

     (n) NYSE Listing. Prior to and on the First Delivery Date, to ensure the Units have been approved for listing on the New York Stock Exchange, subject only to official notice of issuance.
     (o) Stabilization. To not directly or indirectly take any action designed to or which constitutes or which might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Partnership to facilitate the sale or resale of the Units.
          7. Expenses. The Partnership agrees to pay (a) the costs incident to the authorization, issuance, sale and delivery of the Units and any taxes payable in that connection; (b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto; (c) the costs of printing and distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), the Prospectus and any amendment or supplement to the Prospectus and the Pricing Disclosure Package, all as provided in this Agreement; (d) the costs of producing and distributing this Agreement, any underwriting and selling group documents and any other related documents in connection with the offering, purchase, sale and delivery of the Units; (e) the filing fees incident to securing the review, if applicable, by the Financial Industry Regulatory Authority Inc. of the terms of sale of the Units; (f) any applicable listing or other similar fees; (g) the fees and expenses of preparing, printing and distributing a Blue Sky Memorandum (including related fees and expenses of counsel to the Underwriters); (h) the cost of printing certificates representing the Units; (i) the costs and charges of any transfer agent or registrar; (j) the costs and expenses of the Partnership relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Units, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Partnership, travel and lodging expenses of the representatives and officers of the Partnership and any such consultants; and (k) all other costs and expenses incident to the performance of the obligations of the Partnership under this Agreement; provided that, except as provided in this Section 7 and in Section 13 hereof, the Underwriters shall pay their own costs and expenses, including the costs and expenses of its counsel, any transfer taxes on the Units which it may sell and the expenses of advertising any offering of the Units made by the Underwriters. The Underwriters will reimburse the Partnership for estimated expenses that are incurred by the Partnership in connection with transactions contemplated hereby in an amount equal to 0.25% of the gross proceeds from the sale of the Units (including from the sale of any Option Units). Such reimbursement may be made by wire transfer of immediately available funds to such account or accounts designated by the Partnership or such other method as agreed to by the Partnership and the Representatives following delivery of reasonably satisfactory documentation of the expenses to the Representatives.
          8. Conditions of Underwriters’ Obligations. The respective obligations of the Underwriters hereunder are subject to the accuracy, on the date hereof, at the Applicable Time and on each Delivery Date, of the representations and warranties of the DEP Parties and EPO contained herein, to the accuracy of the statements of the DEP Parties, and the officers of the General Partner, EPO, and the officers of EPO made in any certificates delivered pursuant hereto, to the performance by each of the DEP Parties and EPO of its obligations hereunder and to each of the following additional terms and conditions:
     (a) The Prospectus shall have been timely filed with the Commission in accordance with Section 6(a) of this Agreement; no stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Prospectuses or any Issuer Free Writing Prospectuses or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with to the reasonable satisfaction of the Underwriters; and the Commission shall not have notified the Partnership of any objection to the use of the form of the Registration Statement.
     (b) The Underwriters shall not have discovered and disclosed to the Partnership on or prior to such Delivery Date that the Registration Statement, the Prospectus or the Pricing Disclosure Package, or any amendment or supplement thereto, contains an untrue statement of a fact which, in the opinion of counsel for the Underwriters, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or in the documents incorporated by reference therein or is necessary to make the statements therein not misleading.
     (c) All corporate, partnership and limited liability company proceedings and other legal matters incident to the authorization, execution and delivery of the Transaction Documents, the authorization, execution and filing of the Registration Statement, any Preliminary Prospectus, the Prospectus and any Issuer Free Writing Prospectus, and all other legal matters relating to the Transaction Documents and the transactions contemplated thereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Partnership shall have furnished to such counsel all documents and information that they or their counsel may reasonably request to enable them to pass upon such matters.
     (d) Andrews Kurth LLP shall have furnished to the Underwriters its written opinion, as counsel for each of the DEP Parties and EPO, addressed to the Underwriters and dated such Delivery Date, in form and substance satisfactory to the Underwriters, substantially to the effect set forth in Exhibit A hereto.
     (e) Stephanie C. Hildebrandt shall have furnished to the Underwriters her written opinion, as Chief Legal Officer of each of the DEP Parties and EPO, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Underwriters, substantially to the effect set forth in Exhibit B hereto.
     (f) The Underwriters shall have received from Vinson & Elkins L.L.P., counsel for the Underwriters, such opinion or opinions, dated such Delivery Date, with respect to such matters as the Underwriters may reasonably require, and the Partnership shall have furnished to such counsel such documents and information as they may reasonably request for the purpose of enabling them to pass upon such matters.

     (g) At the time of execution of this Agreement, the Underwriters shall have received from Deloitte & Touche LLP a letter or letters, in form and substance satisfactory to the Underwriters, addressed to the Underwriters and dated the date hereof (i) confirming that they are an independent registered public accounting firm within the meaning of the Securities Act and are in compliance with the applicable rules and regulations thereunder adopted by the Commission and the PCAOB, and (ii) stating that, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Pricing Disclosure Package and the Prospectus, as of a date not more than five days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings.
     (h) With respect to the letter or letters of Deloitte & Touche LLP referred to in the preceding paragraph and delivered to the Underwriters concurrently with the execution of this Agreement (the “initial letters”), such accounting firm shall have furnished to the Underwriters a letter (the “bring-down letter”) of Deloitte & Touche LLP, addressed to the Underwriters and dated such Delivery Date, (i) confirming that they are an independent registered public accounting firm within the meaning of the Securities Act and are in compliance with the applicable rules and regulations thereunder adopted by the Commission and the PCAOB, (ii) stating that, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letters and (iii) confirming in all material respects the conclusions and findings set forth in the initial letters.
     (i) The Partnership shall have furnished to the Underwriters a certificate, dated such Delivery Date, of the chief executive officer and the chief financial officer of the General Partner stating that: (i) such officers have carefully examined the Registration Statement, the Prospectus and the Pricing Disclosure Package; (ii) in their opinion, (1) the Registration Statement, including the documents incorporated therein by reference, as of the most recent Effective Date, (2) the Prospectus, including any documents incorporated by reference therein, as of the date of the Prospectus and as of such Delivery Date, and (3) the Pricing Disclosure Package, as of the Applicable Time, did not and do not include any untrue statement of a material fact and did not and do not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; (iii) as of such Delivery Date, the representations and warranties of the DEP Parties in this Agreement are true and correct; (iv) the DEP Parties have complied with all their agreements contained herein and satisfied all conditions on their part to be performed or satisfied hereunder on or prior to such Delivery Date; (v) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the best of such officer’s knowledge, are threatened; (vi) the Commission has not notified the Partnership of any objection to the use of the form of the Registration Statement or any post-effective amendment thereto; (vii) since the date of the most recent financial statements included or incorporated by reference in the Prospectus, there has been no material adverse effect on the condition (financial or otherwise), results of operations, business or prospects of the Partnership Entities, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Pricing Disclosure Package; and (viii) since the Effective Date, no event has occurred that is required under the Rules and Regulations or the Securities Act to be set forth in a supplement or amendment to the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus that has not been so set forth.
     (j) EPO shall have furnished to the Underwriters a certificate, dated such Delivery Date, signed by or on behalf of EPO, stating that: (i) as of such Delivery Date, the representations and warranties of EPO in Section 2 of this Agreement are true and correct; and (ii) each of the Enterprise Entities has complied with all their agreements contained herein and satisfied all conditions on their part to be performed or satisfied hereunder on or prior to such Delivery Date.
     (k) If any event shall have occurred on or prior to such Delivery Date that requires the Partnership under Section 6(e) of this Agreement to prepare an amendment or supplement to the Prospectus, such amendment or supplement shall have been prepared, the Underwriters shall have been given a reasonable opportunity to comment thereon as provided in Section 6(e) hereof, and copies thereof shall have been delivered to the Underwriters reasonably in advance of such Delivery Date.
     (l) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of such Delivery Date, prevent the issuance or sale of the Units; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of such Delivery Date which would prevent the issuance or sale of the Units.
     (m) Except as described in the Pricing Disclosure Package and the Prospectus, (i) none of the Partnership Entities shall have sustained, since the date of the latest audited financial statements included or incorporated by reference in the Pricing Disclosure Package and the Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree or (ii) since such date there shall not have been any change in the capital or long-term debt of the Partnership Entities or any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), results of operations, unitholders’ equity, properties, management, business or prospects of the Partnership Entities taken as a whole, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Units being delivered on such Delivery Date on the terms and in the manner contemplated in the Pricing Disclosure Package and the Prospectus.

     (n) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in the Common Units shall have been suspended by the Commission or the New York Stock Exchange, (ii) trading in securities generally on the New York Stock Exchange or the American Stock Exchange shall have been suspended or materially limited or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on the New York Stock Exchange, (iii) a banking moratorium shall have been declared by federal or New York State authorities, (iv) a material disruption in commercial banking or clearance services in the United States, (v) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (vi) a calamity or crisis the effect of which on the financial markets is such as to make it, in the sole judgment of the Representatives, impracticable or inadvisable to proceed with the offering or delivery of the Units being delivered on such Delivery Date on the terms and in the manner contemplated in the Pricing Disclosure Package and the Prospectus.
     (o) The New York Stock Exchange shall have approved the Units for listing, subject only to official notice of issuance.
     (p) The Lock-Up Agreements between the Representatives and the persons listed on Schedule IV, delivered to the Representatives on or before the date of this Agreement, shall be in full force and effect on such Delivery Date, except to the extent waived, released, suspended or terminated in writing by UBS Securities LLC.
All such opinions, certificates, letters and documents mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to the Underwriters and to counsel for the Underwriters.
          9. Indemnification and Contribution.
     (a) Each of the DEP Parties, jointly and severally, agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of any Underwriter and each person who controls any Underwriter within the meaning of either the Securities Act or the Exchange Act from and against any and all losses, claims, damages or liabilities, joint or several, to which that Underwriter, director, officer, employee or controlling person may become subject under the Securities Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, the Pricing Disclosure Package, any Issuer Free Writing Prospectus or in any amendment or supplement thereto, or (ii) the omission or the alleged omission to state in the Registration Statement, any Preliminary Prospectus, the Prospectus, the Pricing Disclosure Package, any Issuer Free Writing Prospectus or in any amendment or supplement thereto any material fact required to be stated therein or necessary to make the statements therein not misleading; and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the DEP Parties will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the DEP Parties by the Underwriters through the Representatives specifically for inclusion therein, which information consists solely of the information specified in Section 9(c). This indemnity agreement will be in addition to any liability which the DEP Parties may otherwise have.
     (b) EPO agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of any Underwriter and each person who controls any Underwriter within the meaning of either the Securities Act or the Exchange Act from and against any and all losses, claims, damages or liabilities, joint or several, to which that Underwriter, director, officer, employee or controlling person may become subject under the Securities Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any breach of the representations and warranties made by EPO in Section 2 of this Agreement, (ii) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, the Pricing Disclosure Package, any Issuer Free Writing Prospectus or in any amendment or supplement thereto, or (iii) the omission or the alleged omission to state in the Registration Statement, any Preliminary Prospectus, the Prospectus, the Pricing Disclosure Package, any Issuer Free Writing Prospectus or in any amendment or supplement thereto any material fact required to be stated therein or necessary to make the statements therein (in the case of the Preliminary Prospectus, Prospectus, Pricing Disclosure Package and any Issuer Free Writing Prospectus, in the light of the circumstances under which they were made) not misleading, in the case of subparagraphs (ii) and (iii) of this Section 9(b), to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon written information relating to the Enterprise Entities furnished to the Partnership or the Underwriter by EPO directly or through EPO’s representatives specifically for inclusion therein; and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that EPO will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the DEP Parties by the Underwriters through the Representatives specifically for inclusion therein, which information consists solely of the information specified in Section 9(c). This indemnity agreement will be in addition to any liability which the EPO may otherwise have. Notwithstanding the indemnity provisions set forth in this Section 9(b), in no event shall EPO be liable under the provisions of this Section 9(b) for any amount in excess of the net proceeds (net of underwriting discounts and commissions, but before taxes and any other expenses) received by EPO and its subsidiary from the sale of the Common Units by EPO and Enterprise GTM pursuant to the Common Unit Purchase Agreement.
     (c) Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless each DEP Party, the directors of the General Partner, the respective officers of the General Partner who signed the Registration Statement, and each person who controls the DEP Parties within the meaning of either the Securities Act or the Exchange Act and EPO, its affiliates, its managing member and the directors and officers thereof and any person who controls EPO within the meaning of the Securities Act or the Exchange Act to the same extent as the foregoing indemnity from the DEP Parties and EPO to the Underwriters, but only with reference to written information relating to the Underwriters furnished to the Partnership by the Underwriters through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which the Underwriters may otherwise have. The DEP Parties and EPO acknowledge that the following statements set forth in the most recent Preliminary Prospectus and the Prospectus: (A) the names of the Underwriters, (B) the last paragraph of the cover page regarding delivery of the Units and (C) under the heading “Underwriting,” (1) the sentence relating to concessions, (2) the last sentence under “Commissions and Expenses,”(3) the paragraphs (including the bullet points contained therein) under the heading “Price Stabilization, Short Positions and Penalty Bids,” and (4) the paragraphs under the heading “Electronic Distribution,” constitute the only information furnished in writing by or on behalf of the Underwriters for inclusion in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectuses or in any amendment or supplement thereto.
     (d) Promptly after receipt by an indemnified party under this Section 9 of notice of any claim or the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party in writing of the claim or the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a), (b) or (c) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantive rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a), (b) or (c) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the reasonable fees, costs and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party’s election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest,

(ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not contain any statement as to or an admission of fault, culpability or failure to act by or on behalf of any indemnified party.
     (e) In the event that the indemnity provided in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the DEP Parties, EPO and the Underwriters agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively, the “Losses”) to which the DEP Parties, EPO and the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the DEP Parties or EPO on the one hand and by the Underwriters on the other from the offering of the Units; provided, however, that in no case shall (i) any Underwriter be responsible for any amount in excess of the amount by which the total price of the Units underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the DEP Parties, EPO and the Underwriters shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the DEP Parties or EPO on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the DEP Parties or EPO shall be deemed to be equal to the total net proceeds from the Offering (before deducting expenses) received by it, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the DEP Parties or EPO on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The DEP Parties, EPO and each of the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9, each person who controls any Underwriter within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee and agent of any Underwriter shall have the same rights to contribution as the Underwriters, and each person who controls the DEP Parties or EPO within the meaning of either the Securities Act or the Exchange Act, each officer of the General Partner who shall have signed the Registration Statement and each director of the General Partner or managing member of EPO shall have the same rights to contribution as the DEP Parties or EPO, as applicable, subject in each case to the applicable terms and conditions of this paragraph (e).
          10. No Fiduciary Duty. Each DEP Party and EPO hereby acknowledges that each Underwriter is acting solely as an underwriter in connection with the purchase and sale of the Units. Each DEP Party and EPO further acknowledges that each Underwriter is acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm’s-length basis and in no event do the parties intend that each Underwriter acts or be responsible as a fiduciary to any of the Partnership Entities, their management, unitholders, creditors or any other person in connection with any activity that each Underwriter may undertake or have undertaken in furtherance of the purchase and sale of the Units, either before or after the date hereof. Each Underwriter hereby expressly disclaims any fiduciary or similar obligations to any of the Partnership Entities or the Enterprise Entities, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the DEP Parties and EPO hereby confirm their understanding and agreement to that effect. The DEP Parties, EPO and the Underwriters agree that they are each responsible for making their own independent judgments with respect to any such transactions and that any opinions or views expressed by the Underwriters to any of the Partnership Entities or EPO regarding such transactions, including but not limited to any opinions or views with respect to the price or market for the Units, do not constitute advice or recommendations to any of the Partnership Entities or EPO. Each DEP Party and EPO hereby waive and release, to the fullest extent permitted by law, any claims that any DEP Party and EPO may have against each Underwriter with respect to any breach or alleged breach of any fiduciary or similar duty to any of the Partnership Entities or the Enterprise Entities in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions.
          11. Defaulting Underwriters. If, on any Delivery Date, any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the Units that the defaulting Underwriter agreed but failed to purchase on such Delivery Date in the respective proportions which the number of Firm Units set forth opposite the name of each remaining non-defaulting Underwriter in Schedule I hereto bears to the total number of Firm Units set forth opposite the names of all the remaining non-defaulting Underwriters in Schedule I hereto; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Units on such Delivery Date if the total number of Units that the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 10% of the total number of Units to be purchased on such Delivery Date, and any remaining non-defaulting Underwriters shall not be obligated to purchase more than 110% of the number of Units that it agreed to purchase on such Delivery Date pursuant to the terms of Section 3. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Representatives who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Units to be purchased on such Delivery Date. If the remaining Underwriters or other underwriters satisfactory to the Representatives do not elect to purchase the Units that the defaulting Underwriter or Underwriters agreed but failed to purchase on such Delivery Date, this Agreement (or, with respect to any Second Delivery Date, the obligation of the Underwriters to purchase, and of the Partnership to sell, the Option Units) shall terminate without liability on the part of any non-defaulting Underwriters or the Partnership, except that the Partnership will continue to be liable for the payment of expenses to the extent set forth in Sections 7 and 13. As used in this Agreement, the term “Underwriter” includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule I hereto that, pursuant to this Section 11, purchases Units that a defaulting Underwriter agreed but failed to purchase.
     Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Partnership for damages caused by its default. If other Underwriters are obligated or agree to purchase the Units of a defaulting or withdrawing Underwriter, either the Representatives or the Partnership may postpone the Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Partnership or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.
          12. Termination. The obligations of the Underwriters hereunder may be terminated by the Representatives by notice given to and received by the Partnership prior to delivery of and payment for the Firm Units if, prior to that time, any of the events described in Sections 8(m) or 8(n) shall have occurred or if the Underwriters shall decline to purchase the Units for any reason permitted under this Agreement.
          13. Reimbursement of Underwriters’ Expenses. If the sale of the Units provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 8 hereof is not satisfied, because of any termination pursuant to Section 8(n)(i) hereof or because of any refusal, inability or failure on the part of any DEP Party to perform any agreement herein or comply with any provision hereof other than by reason of a default by the Underwriters, the Partnership will reimburse the Underwriters, severally through the Representatives, on demand for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by the Underwriters in connection with the proposed purchase and sale of the Units. If this Agreement is terminated pursuant to Section 11 hereof by reason of the default of one or more of the Underwriters, the Partnership shall not be obligated to reimburse any defaulting Underwriter on account of such Underwriter’s expenses.
          14. Research Analyst Independence. Each of the DEP Parties and EPO acknowledges that the Underwriters’ research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Underwriters’ research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to each of the DEP Parties and EPO and/or the offering that differ from the views of their respective investment banking divisions. Each of the DEP Parties and EPO hereby waives and releases, to the fullest extent permitted by law, any claims that the DEP Parties or EPO may have against the Underwriters with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Partnership by such Underwriters’ investment banking divisions. Each of the DEP Parties and EPO acknowledges that each of the Underwriters is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by this Agreement.
          15. Issuer Information. Each Underwriter severally agrees that such Underwriter, without the prior written consent of the Partnership, has not used or referred to publicly and shall not use or refer to publicly any “free writing prospectus” (as defined in Rule 405 but excluding any Issuer Free Writing Prospectus identified on Schedule VI hereto and any electronic road show constituting a free writing prospectus under Rule 433) required to be filed by the Partnership with the Commission or retained by the Partnership under Rule 433. Any such free writing prospectus consented to by the Representatives or the Partnership is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Partnership agrees that (x) it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus and (y) it has complied and will comply, as the case may be, with the requirements of Rules 164 and 433 applicable to any Permitted Free Writing Prospectus, including in respect of timely filing with the Commission, legending and record keeping.
          16. Notices. All statements, requests, notices and agreements hereunder shall be in writing, and:
     (a) if to the Underwriters, shall be delivered or sent by mail or facsimile transmission to UBS Securities LLC, 299 Park Avenue, New York, NY 10171, Attention: Syndicate Department;
     (b) if to the DEP Parties, shall be delivered or sent by mail or facsimile transmission to Duncan Energy Partners L.P., 1100 Louisiana Street, 10th Floor, Houston, Texas 77002, Attention: Chief Legal Officer (Fax: (713) 381-6570);
     (c) if to EPO, shall be delivered or sent by mail or facsimile transmission to Enterprise Products Operating LLC, 1100 Louisiana Street, 10th Floor, Houston, Texas 77002, Attention: Chief Legal Officer (Fax: (713) 381-6570);
     (d) provided, however, that any notice to any Underwriter pursuant to Section 8(d) shall be delivered or sent by mail, telex or facsimile transmission to such Underwriters at its address set forth in its acceptance telex to the Underwriters, which address will be supplied to any other party hereto by the Underwriters upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.
     The DEP Parties and EPO shall be entitled to rely upon any request, notice, consent or agreement given or made by the Representatives on behalf of the Underwriters.
          17. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the DEP Parties, EPO and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except as provided in Section 9 with respect to (i) affiliates, officers, directors, employees, representatives, agents and controlling persons of the DEP Parties, (ii) EPO, its affiliates, its managing member and the directors and officers thereof and any person who controls EPO within the meaning of the Securities Act or the Exchange Act and (iii) the Underwriters. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 17, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.
          18. Survival. The respective indemnities, representations, warranties and agreements of the DEP Parties, EPO and the Underwriters contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement or any certificate delivered pursuant hereto, shall survive the delivery of and payment for the Units and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any of them or any person controlling any of them. The Underwriters acknowledge and agree that the obligations of the DEP Parties hereunder are non-recourse to the General Partner.
          19. Definition of the Terms “Business Day” and “Subsidiary”. For purposes of this Agreement, (a) “business day” means any day on which the New York Stock Exchange, Inc. is open for trading and (b) “affiliate” and “subsidiary” have their respective meanings set forth in Rule 405 of the Rules and Regulations.
          20. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
          21. Jurisdiction; Venue. The parties hereby consent to (i) nonexclusive jurisdiction in the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, (ii) nonexclusive personal service with respect thereto, and (iii) personal jurisdiction, service and venue in any court in which any claim arising out of or in any way relating to this Agreement is brought by any third party against the Underwriters or any indemnified party. Each of the parties (on its behalf and, to the extent permitted by applicable law, on behalf of its limited partners and affiliates) waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The parties agree that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the parties and may be enforced in any other courts to the jurisdiction of which the parties is or may be subject, by suit upon such judgment.

          22. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.
          23. Amendments. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.
          24. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.
[Signature page follows.]

     If the foregoing correctly sets forth the agreement among the DEP Parties, EPO and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

Very truly yours, DUNCAN ENERGY PARTNERS L.P.
By:	DEP Holdings, LLC, its general partner

By:	/s/ Richard H. Bachmann
Richard H. Bachmann
President and Chief Executive Officer

DEP OLPGP, LLC
By:	/s/ Richard H. Bachmann
Richard H. Bachmann
President and Chief Executive Officer

DEP OPERATING PARTNERSHIP, L.P.
By:	DEP OLPGP, LLC, its general partner

By:	/s/ Richard H. Bachmann
Richard H. Bachmann
President and Chief Executive Officer

ENTERPRISE PRODUCTS OPERATING LLC
By:	Enterprise Products OLPGP, Inc., its sole
manager

By:	/s/ Richard H. Bachmann
Richard H. Bachmann
Executive Vice President, Chief Legal Officer and Secretary

For themselves and as Representatives
of the several Underwriters named
in Schedule I hereto.

By:	UBS SECURITIES LLC

By:	/s/ Joel Foote
	Name:	Joel Foote
	Title:	Managing Director

By:	/s/ Amit Jhunjhunwala
	Name:	Amit Jhunjhunwala
	Title:	Director

By:	BARCLAYS CAPITAL INC.

By:	/s/ Victoria Hale
	Name:	Victoria Hale
	Title:	Vice President

By:	CITIGROUP GLOBAL MARKETS INC.

By:	/s/ Trevor Heinzinger
	Name:	Trevor Heinzinger
	Title:	Director

By:	MORGAN STANLEY & CO. INCORPORATED

By:	/s/ Kenneth G. Pott
	Name:	Kenneth G. Pott
	Title:	Managing Director

By:	WACHOVIA CAPITAL MARKETS, LLC

By:	/s/ David Herman
	Name:	David Herman
	Title:	Director

Schedule I

Number of Firm Units
Underwriters	to be Purchased
UBS Securities LLC	1,201,760
Barclays Capital Inc.	1,201,760
Citigroup Global Markets Inc.	1,201,760
Morgan Stanley & Co. Incorporated	1,201,760
Wachovia Capital Markets, LLC	1,201,760
Goldman, Sachs & Co.	500,000
J.P. Morgan Securities Inc.	500,000
Raymond James & Associates, Inc.	279,200
RBC Capital Markets Corporation	279,200
SMH Capital Inc.	279,200
Deutsche Bank Securities Inc.	153,600
TOTAL	8,000,000

Schedule I

Schedule II
Additional Pricing Disclosure Package
Pricing Information:

Number of Units:	8,000,000 Firm Units or, if the Underwriters exercise in full their option to purchase additional Units granted in Section 3 hereof, 9,200,000 Units

Public offering price for the Units:	$16.00 per Unit

Issuer Free Writing Prospectus:	Term Sheet dated June 15, 2009
Schedule II

Schedule III
Operating Subsidiaries

		Ownership Interest
	Jurisdiction of	Percentage
Subsidiary	Formation	(direct or indirect)
Acadian Gas, LLC	Delaware	66%
Enterprise GC, L.P.	Delaware	66%
Enterprise Holding III, LLC	Delaware	100%
Enterprise Intrastate L.P.	Delaware	51%
Enterprise Lou-Tex Propylene Pipeline L.P.	Texas	66%
Enterprise Texas Pipeline LLC	Delaware	51%
Mont Belvieu Caverns, LLC	Delaware	66%
Sabine Propylene Pipeline L.P.	Texas	66%
South Texas NGL Pipelines, LLC	Delaware	66%
Schedule III

Schedule IV
Subsidiaries of the Operating Subsidiaries

		Indirect
	Jurisdiction of	Ownership Interest
Subsidiary	Formation	Percentage
Acadian Gas Pipeline System	Delaware	66%
Calcasieu Gas Gathering System	Texas	66%
Cypress Gas Marketing, LLC	Delaware	66%
Cypress Gas Pipeline, LLC	Delaware	66%
Evangeline Gulf Coast Gas, LLC	Delaware	66%
Evangeline Gas Corp.	Delaware	45.05%
Evangeline Gas Pipeline Company, L.P.	Texas	49.51%
MCN Acadian Gas Pipeline, LLC	Delaware	66%
MCN Pelican Interstate Gas, LLC	Delaware	66%
Neches Pipeline System	Delaware	66%
Pontchartrain Natural Gas System	Texas	66%
Tejas-Magnolia Energy, LLC	Delaware	66%
TXO-Acadian Gas Pipeline, LLC	Delaware	66%
Schedule IV

Schedule V
Affiliates, Executive Officers
and Directors Subject to Lock-Up Agreements
EPCO, Inc.
DD Securities LLC
Enterprise GTM Holdings L.P.
Richard H. Bachmann
William A. Bruckmann, III
Larry J. Casey
Michael A. Creel
Ralph S. Cunningham
Dan L. Duncan
W. Randall Fowler
Joe D. Havens
Michael J. Knesek
William Ordemann
A. James Teague
Schedule V

Schedule VI
Issuer Free Writing Prospectuses
other than those to which the Underwriters provided their consent
None.
Schedule VI

EXHIBIT A
FORM OF ISSUER’S COUNSEL OPINION
     1. Each of the DEP Parties and the General Partner has been duly formed and is validly existing and in good standing as a limited liability company or limited partnership, as applicable, under the laws of the State of Delaware. Each of the DEP Parties and the General Partner has all necessary limited liability company or limited partnership, as the case may be, power and authority to (i) execute and deliver, and incur and perform all of its obligations under, the Underwriting Agreement and (ii) own or lease its properties and conduct its businesses and, in the case of the General Partner and OLPGP, to act as the general partner of the Partnership and the Operating Partnership, respectively, in each case in all material respects as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus. The Partnership has all necessary limited liability company or limited partnership, as the case may be, power and authority to execute and deliver, and incur and perform all of its obligations under, the Common Unit Purchase Agreement. Each of the DEP Parties and the General Partner is duly registered or qualified as a foreign limited liability company or limited partnership, as the case may be, for the transaction of business under the laws of the State of Texas.
     2. Each of the Enterprise Entities has been duly formed and is validly existing and in good standing as a limited liability company or limited partnership, as the case may be, under the laws of the State of Texas or Delaware, as the case may be. Each of the Enterprise Entities has all necessary limited liability company or limited partnership, as the case may be, power and authority to execute and deliver, and incur and perform all of its obligations under, the Transaction Documents to which it is a party.
     3. The General Partner is the sole general partner of the Partnership with a 0.7% general partner interest in the Partnership; such general partner interest has been duly authorized and validly issued in accordance with the Partnership Agreement; the General Partner owns such general partner interest free and clear of all Liens (except for restrictions on transferability described in the Pricing Disclosure Package) (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the General Partner as debtor is on file in the office of the Secretary of State of the State of Delaware or (B) otherwise known to such counsel without independent investigation, other than those created by or arising under Sections 17-607 or 17-303 of the Delaware LP Act.
     4. To the knowledge of such counsel, EPO owns 100% of the issued and outstanding membership interests in the General Partner; such membership interests have been duly authorized and validly issued in accordance with the GP LLC Agreement and are fully-paid (to the extent required under the GP LLC Agreement) and non-assessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act). EPO owns such membership interests free and clear of Liens, in each case, (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming EPO as debtor is on file in the office of the Secretary of State of the State of Delaware, or (B) otherwise known to such counsel without independent investigation, other than those created by or arising under Section 18-607 of the Delaware LLC Act.
Exhibit A-1

     5. The Partnership owns 100% of the issued and outstanding membership interests in the OLPGP; such membership interests have been duly authorized and validly issued in accordance with the OLPGP LLC Agreement and are fully-paid (to the extent required by the OLPGP LLC Agreement) and non-assessable (except as such non-assessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and the Partnership owns such membership interests free and clear of all Liens (except for restrictions on transferability described in the Pricing Disclosure Package) (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as debtor is on file in the office of the Secretary of State of the State of Delaware or (B) otherwise known to such counsel without independent investigation, other than those created by or arising under Section 18-607 of the Delaware LLC Act.
     6. (i) OLPGP is the sole general partner of the Operating Partnership and owns a 0.001% general partner interest in the Operating Partnership; such general partner interest has been duly authorized and validly issued in accordance with the Operating Partnership Agreement; and the General Partner owns such general partner interest free and clear of all liens, encumbrances, security interests, charges or claims (except for such restrictions on transferability described in the Pricing Disclosure Package); and (ii) the Partnership is the sole limited partner of the Operating Partnership and owns a 99.999% limited partner interest in the Operating Partnership; such limited partner interest has been duly authorized and validly issued in accordance with the Operating Partnership Agreement and is fully paid (to the extent required under the Operating Partnership Agreement) and non-assessable (except as such non-assessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act); and the Partnership owns such limited partner interest free and clear of all Liens (except for restrictions on transferability described in the Pricing Disclosure Package) (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming OLPGP or the Partnership as debtor is on file in the office of the Secretary of State of the State of Delaware or (B) otherwise known to such counsel without independent investigation, other than those created by or arising under Sections 17-607 or 17-303 of the Delaware LP Act.
     7. (i) The GP LLC Agreement has been duly authorized, executed and delivered by EPO and is a valid and legally binding agreement of EPO, enforceable against EPO in accordance with its terms; (ii) the Partnership Agreement has been duly authorized, executed and delivered by the General Partner and is a valid and legally binding agreement of the General Partner, enforceable against the General Partner in accordance with its terms; and (iii) the Operating Partnership Agreement has been duly authorized, executed and delivered by each of OLPGP and the Partnership and is a valid and legally binding agreement of each of OLPGP and the Partnership, enforceable against each of them in accordance with its terms; and (iv) the Common Unit Purchase Agreement has been duly authorized, executed and delivered by the Partnership and is a valid and legally binding agreement of the Partnership and the Enterprise Entities, enforceable against each of the Partnership and the Enterprise Entities in accordance with its terms; provided that, with respect to each such agreement, the enforceability thereof may be limited by (A) applicable bankruptcy, insolvency, moratorium, fraudulent conveyance, fraudulent transfer and similar laws relating to or affecting creditors’ rights generally, (B) principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), (C) public policy limitations, (D) applicable law relating to fiduciary duties, and (E) indemnification and an implied covenant of good faith and fair dealing.
Exhibit A-2

     8. As of the date hereof and immediately prior to the issuance of the Units pursuant to the Underwriting Agreement, there were 57,676,987 issued and outstanding Common Units. All of the issued and outstanding Common Units have been duly authorized and validly issued, are fully paid (to the extent required under the Partnership Agreement) and non-assessable (except as such nonassessability may be affected by Sections 17-303 and 17-607 of the Delaware LP Act).
     9. The Enterprise Entities collectively own 42,726,987 Common Units. Upon delivery of and payment for the Common Units to be sold by the Enterprise Entities pursuant to the Common Unit Purchase Agreement, the Partnership will acquire valid and marketable title to such Common Units, free and clear of any Liens.
     10. The Units and the limited partner interests represented thereby have been duly authorized by the Partnership and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms of the Underwriting Agreement, will be validly issued, fully paid (to the extent required under the Partnership Agreement) and non-assessable (except as such non-assessability may be affected by Sections 17-607, 17-804 and 17-303 of the Delaware LP Act and as described in the Pricing Disclosure Package).
     11. Except as identified in the Pricing Disclosure Package, there are no (i) preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any equity interests in any of the DEP Parties or (ii) outstanding options or warrants to purchase any securities of any of the DEP Parties. Except for such rights that have been effectively waived, complied with or satisfied, none of the filing of the Registration Statement nor the offering or sale of the Units as contemplated by this Agreement gives rise to any rights for or relating to the registration of any Common Units or other securities of any of the DEP Parties.
     12. The Partnership has all requisite partnership power and authority to issue, sell and deliver the Units in accordance with and upon the terms and conditions set forth in the Underwriting Agreement, the Partnership Agreement, the Registration Statement, the Pricing Disclosure Package and the Prospectus.
     13. The Underwriting Agreement has been duly authorized and validly executed and delivered by each of the DEP Parties and EPO.
     14. None of (i) the offering, issuance and sale by the Partnership of the Units, (ii) the execution, delivery and performance of the Underwriting Agreement by the DEP Parties and EPO, (iii) the execution, delivery and performance of the Common Unit Purchase Agreement by the Partnership and the Enterprise Entities or (iv) the consummation by the DEP Parties and the Enterprise Entities of the transactions contemplated by the Transaction Documents (A) constituted, constitutes or will constitute a violation of the certificate of limited partnership or agreement of limited partnership, certificate of formation or limited liability company agreement, certificate or articles of incorporation or bylaws or other organizational documents of any of the Significant DEP Entities or the Enterprise Entities, (B) resulted, results or will result in any breach or violation of or constitute a default under (or constitute any event which, with notice, lapse of time or both, would result in any breach or violation of or constitute a default under or
Exhibit A-3

give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (or result in the creation or imposition of a Lien on any property or assets of the Significant DEP Entities pursuant to) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument which is filed as an exhibit to the Registration Statement, Prospectus or any Preliminary Prospectus or as an exhibit to any document incorporated by reference into the Registration Statement, Prospectus or any Preliminary Prospectus, or (C) resulted, results or will result in any violation of the Delaware LP Act, the Delaware LLC Act, the Delaware General Corporation Law (the “DGCL”), the laws of the State of Texas or the applicable laws of the United States of America; which violations, in the case of clauses (B) and (C), would, individually or in the aggregate, have a Material Adverse Effect or materially impair the ability of any of the DEP Parties or the Enterprise Entities to perform its obligations under the Transaction Documents; provided, however, that for purposes of this paragraph, such counsel expresses no opinion with respect to federal or state securities laws or other antifraud laws.
     15. No Governmental Approval is required to authorize or in connection with (i) the offering, issuance and sale by the Partnership of the Units, (ii) the execution, delivery and performance of the Underwriting Agreement by the DEP Parties and EPO, (iii) the execution, delivery and performance of the Common Unit Purchase Agreement by the Partnership and the Enterprise Entities or (iii) the consummation of the transactions contemplated by the Transaction Documents, except for (A) such consents required under the Securities Act, the Exchange Act (all of which have been obtained) and state securities or “Blue Sky” laws in connection with the purchase and distribution of the Units by the Underwriters (as to which such counsel need not express any opinion) and (B) such consents that have been obtained and remain in full force and effect. As used in this paragraph, “Governmental Approval” means any consent, approval, license, authorization or validation of or filing, recording or registration with, any executive, legislative, judicial, administrative or regulatory body of the State of Texas, the State of Delaware or the United States of America, pursuant to the applicable laws of the State of Texas, the State of Delaware or the United States of America.
     16. The statements under the captions “Description of Common Units,” “How We Make Cash Distributions” and “The Partnership Agreement” in each of the Pricing Disclosure Package and the Prospectus, insofar as such statements purport to summarize certain provisions of documents and legal matters referred to therein, fairly summarize such provisions and legal matters in all material respects, subject to the qualifications and assumptions stated therein; and the Common Units conform in all material respects to the description set forth under “Description of Our Common Units” in each of the Pricing Disclosure Package and the Prospectus.
     17. The statements under the caption “Material Tax Consequences” in each of the Pricing Disclosure Package and the Prospectus, insofar as they refer to statements of law or legal conclusions, fairly summarize the matters referred to therein in all material respects, subject to the qualifications and assumptions stated therein.
Exhibit A-4

     18. The opinion of Andrews Kurth LLP that is filed as Exhibit 8.1 on Form 8-K (filed with the Commission on June ___, 2009) is confirmed and the Underwriters may rely upon such opinion as if it were addressed to them.
     19. None of the Partnership Entities is, or will be after application of the net proceeds of the offering of the Units as described in the Prospectus, an “investment company” within the meaning of said term as used in the Investment Company Act of 1940, as amended.
     20. Any required filing of any Preliminary Prospectus and the Prospectus pursuant to Rule 424(b) and of any Issuer Free Writing Prospectus pursuant to Rule 433 has been made in the manner and within the time period required by such Rule.
     Such counsel shall state that the Registration Statement became effective under the Securities Act on March 19, 2008; to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and, to such counsel’s knowledge based on such oral communication with the Commission, no proceedings for that purpose have been instituted or are pending or threatened by the Commission.
     In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the General Partner and the Partnership, the independent registered public accounting firm for the General Partner and the Partnership, EPO, your counsel and your representatives, at which the contents of the Registration Statement, the Pricing Disclosure Package and the Prospectus and related matters were discussed, and, although such counsel has not independently verified and are not passing upon, and do not assume any responsibility for the accuracy, completeness or fairness of, the statements contained or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus (except as and to the extent set forth in opinions 15 and 16 above), on the basis of the foregoing (relying to a limited extent with respect to factual matters upon statements by officers and representatives of the General Partner and the Partnership and their subsidiaries):
     (a) such counsel confirms that, in their opinion, each of the Registration Statement, as of the latest Effective Date, the Pricing Disclosure Package, as of the Applicable Time, and the Prospectus, as of its date, appeared on its face to be appropriately responsive, in all material respects, to the requirements of the Securities Act and the Rules and Regulations (except that such counsel need not make a statement with respect to Regulation S-T) and
     (b) no facts have come to such counsel’s attention that have led them to believe that (i) the Registration Statement, as of the latest Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) the Pricing Disclosure Package, as of the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (iii) the Prospectus, as of its date and as of the Delivery Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order
Exhibit A-5

to make the statements therein, in the light of the circumstances under which they were made, not misleading;
it being understood that such counsel expresses no statement or belief in this letter with respect to (A) the financial statements and related schedules, including the notes and schedules thereto and the auditor’s report thereon, (B) any other financial or accounting data, included or incorporated or deemed incorporated by reference in, or excluded from, the Registration Statement, the Prospectus or the Pricing Disclosure Package, and (C) representations and warranties and other statements of fact included in the exhibits to the Registration Statement or to the documents incorporated by reference in the Registration Statement.
     In rendering such opinions, such counsel may (A) rely in respect of matters of fact upon certificates of officers and employees for the Partnership Entities and the Enterprise Entities and of the transfer agent of the Partnership and upon information obtained from public officials (to the extent such counsel deems it appropriate), (B) assume that all documents submitted to them as originals are authentic, that all copies submitted to them conform to the originals thereof, and that the signatures on all documents examined by them are genuine, (C) state that their opinion is limited to the Delaware LP Act, the Delaware LLC Act, the DGCL and the applicable laws of the State of Texas, the applicable laws of the United States of America and, with respect to the opinion set forth in paragraph 15 above, United States federal income tax law, (D) state that they express no opinion with respect to state securities or blue sky laws of any jurisdiction or with respect to the anti-fraud provisions of the federal securities laws, (E) with respect to the opinion expressed in paragraph 1 above as to the due qualification or registration under the laws of the State of Texas as a foreign limited partnership, limited liability company or corporation, as the case may be, of each DEP Party, state that such opinions are based solely on certificates of foreign qualification or registration for each such entity provided by the Secretary of State of the State of Texas, and (F) state that such counsel expresses no opinion with respect to (i) any permits to own or operate any real or personal property or (ii) state or local tax statutes to which any of the limited partners of any of the Partnership Entities may be subject.
Exhibit A-6

EXHIBIT B
FORM OF CHIEF LEGAL OFFICER’S OPINION
     1. Each of the Significant DEP Entities (other than the DEP Parties and the General Partner) has been duly formed or incorporated, as the case may be, and is validly existing and in good standing under the laws of its respective jurisdiction of formation with all necessary corporate, limited liability company or limited partnership, as the case may be, power and authority to own or lease its properties and conduct its business, in each case in all material respects as described in each of the Pricing Disclosure Package and the Prospectus. Each Significant DEP Entity (other than the DEP Parties and the General Partner) is duly registered or qualified as a foreign corporation, limited partnership or limited liability company, as the case may be, for the transaction of business under the laws of each jurisdiction in which its ownership or lease of property or the conduct of its businesses requires such qualification or registration, except where the failure to so qualify or register would not, individually or in the aggregate, have a Material Adverse Effect or subject the limited partners of the Partnership to any material liability or disability.
     2. All of the outstanding shares of capital stock, partnership interests or membership interests, as the case may be, of each of the Operating Entities have been duly and validly authorized and issued in accordance with the Operating Entities Formation Agreements, and are fully paid (to the extent required under the Operating Entities Formation Agreements) and non-assessable (except as such non-assessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act, in the case of partnership interests in a Delaware limited partnership; Sections 18-607 and 18-804 of the Delaware LLC Act, in the case of membership interests, in a Delaware limited liability company; Section 153.210 of the Texas Business Organizations Code, in the case partnership interests in a Texas limited partnership; Section 101.206 of the Texas Business Organizations Code, in the case of membership interests in a Texas limited liability company; and except as otherwise disclosed in the Pricing Disclosure Package). Except as described in the Pricing Disclosure Package, the Partnership and the Operating Partnership, as the case may be, directly or indirectly, owns the shares of capital stock, partnership interests or membership interests in each Operating Entity in such amounts as are indicated in Schedules III and IV to the Underwriting Agreement, free and clear of all liens, encumbrances (other than contractual restrictions on transfer contained in the applicable constituent documents), security interests, equities, charges, claims or restrictions upon voting or any other claim of any third party.
     3. Except as identified in the Pricing Disclosure Package, there are no (i) preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any equity interests in any of the Significant DEP Entities (other than the DEP Parties) or (ii) outstanding options or warrants to purchase any securities of any of the Significant DEP Entities (other than the DEP Parties). Except for such rights that have been waived or complied with, none of the filing of the Registration Statement nor the offering or sale of the Units as contemplated by this Agreement gives rise to any rights for or relating to the registration of any Common Units or other securities of any of the Significant DEP Entities (other than the DEP Parties).
Exhibit B-1

     4. Each of the DEP Parties and EPO has all requisite right, power and authority to execute and deliver the Underwriting Agreement and to perform its respective obligations thereunder. Each of the Partnership, EPO and Enterprise GTM has all requisite right, power and authority to execute and deliver the Common Unit Purchase Agreement and to perform its respective obligations thereunder. The Partnership has all requisite partnership power and authority to issue, sell and deliver the Units in accordance with and upon the terms and conditions set forth in the Underwriting Agreement, the Partnership Agreement, the Registration Statement, the Pricing Disclosure Package and the Prospectus. All action required to be taken by the DEP Parties or any of their security holders, partners or members for (i) the due and proper authorization, execution and delivery of this Agreement, (ii) the authorization, issuance, sale and delivery of the Units and (iii) the consummation of the transactions contemplated hereby has been duly and validly taken.
     5. None of (i) the offering, issuance and sale by the Partnership of the Units, (ii) the execution, delivery and performance of the Underwriting Agreement by the DEP Parties and EPO, (iii) the execution and performance of the Common Unit Purchase Agreement by the Partnership and the Enterprise Entities or (iv) the consummation of the transactions contemplated by the Transaction Documents (A) conflicts or will conflict with or constitutes or will constitute a violation of the certificate of limited partnership or agreement of limited partnership, certificate of formation or limited liability company agreement, certificate or articles of incorporation or bylaws or other organizational documents of any of the Partnership Entities (other than the DEP Parties), (B) conflicts or will conflict with or constitutes or will constitute a breach or violation of, or a default (or an event that, with notice or lapse of time or both, would constitute such a default) under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument known to such counsel to which any of the Partnership Entities is a party or by which any of them or any of their respective properties may be bound, or (C) will result, to the knowledge of such counsel, in any violation of any judgment, order, decree, injunction, rule or regulation of any court, arbitrator or governmental agency or body having jurisdiction over any of the Partnership Entities or any of their assets or properties, or (D) results or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any of the Partnership Entities, which conflicts, breaches, violations, defaults or liens, in the case of clauses (B) or (D), would, individually or in the aggregate, have a Material Adverse Effect or materially impair the ability of any of the DEP Parties to perform its obligations under the Transaction Documents.
     6. To the knowledge of such counsel, (a) there is no legal or governmental proceeding pending or threatened to which any of the Partnership Entities is a party or to which any of their respective properties is subject that is required to be disclosed in the Pricing Disclosure Package or the Prospectus and is not so disclosed and (b) there are no agreements, contracts or other documents to which any of the Partnership Entities is a party that are required to be described in the Pricing Disclosure Package or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.
     In addition, such counsel shall state that he has participated in conferences with officers and other representatives of the Partnership Entities, the independent registered public accounting firm for the General Partner and the Partnership, EPO, your counsel and your representatives, at which the contents of the Registration Statement, the Pricing Disclosure
Exhibit B-2

Package and the Prospectus and related matters were discussed, and, although such counsel has not independently verified, is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of, the statements contained or incorporated by reference in, the Registration Statement, the Pricing Disclosure Package and the Prospectus (except as and to the extent set forth in certain opinions above), on the basis of the foregoing, no facts have come to such counsel’s attention that have led him to believe that (relying to a limited extent with respect to factual matters upon statements by officers and representatives of the General Partner and the Partnership and their subsidiaries):
     (i) the Registration Statement, as of the latest Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
     (ii) the Pricing Disclosure Package, as of the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or
     (iii) the Prospectus, as of its date and as of the Delivery Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;
it being understood that such counsel expresses no statement or belief in this letter with respect to (A) the financial statements and related schedules, including the notes and schedules thereto and the auditor’s report thereon, any other financial data, included or incorporated or deemed incorporated by reference in, or excluded from, the Registration Statement or the Prospectus or the Pricing Disclosure Package, and (B) representations and warranties and other statements of fact included in the exhibits to the Registration Statement or to the documents incorporated by reference in the Registration Statement.
     In rendering such opinion, such counsel may (A) rely on certificates of officers and representatives of the Partnership Entities and the Enterprise Entities and upon information obtained from public officials (to the extent such counsel deems it appropriate), (B) assume that all documents submitted to him as originals are authentic, that all copies submitted to him conform to the originals thereof, and that the signatures on all documents examined by him are genuine, (C) state that his opinion is limited to federal laws, the Delaware LP Act, the Delaware LLC Act, the DGCL and the laws of the State of Texas, and (D) state that such counsel expresses no opinion with respect to: (i) any permits to own or operate any real or personal property, (ii) the title of any of the Partnership Entities to any of their respective real or personal property, other than with regard to the opinions set forth above regarding the ownership of capital stock, partnership interests and membership interests, or with respect to the accuracy or descriptions of real or personal property or (iii) state or local taxes or tax statutes to which any of the limited partners of the Partnership or any of the Partnership Entities may be subject.
Exhibit B-3

EXHIBIT C
FORM OF LOCK-UP LETTER AGREEMENT
June 15, 2009
UBS Securities LLC
Barclays Capital Inc.
Citigroup Global Markets Inc.
Morgan Stanley & Co. Incorporated
Wachovia Capital Markets, LLC
As Representatives of the several
   Underwriters named in Schedule I to the Underwriting Agreement,
c/o UBS Securities LLC
299 Park Avenue
New York, New York 10171
Ladies and Gentlemen:
     The undersigned understands that you propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with the Partnership providing for the purchase by you of common units, each representing a limited partner interest (the “Units”) in the Partnership, and that you propose to reoffer the Units to the public (the “Offering”). Capitalized terms used but not defined herein have the meanings given to them in the Underwriting Agreement.
     In consideration of the execution of the Underwriting Agreement by you, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that the undersigned will not, directly or indirectly, (i) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Common Units or securities convertible into, or exchangeable for Common Units, or sell or grant options, rights or warrants with respect to any Common Units or securities convertible into or exchangeable for Common Units (other than the grant of options pursuant to option plans existing on the date hereof), in each case owned by the undersigned on the date of execution of this Lock-up Letter Agreement or on the date of the completion of the Offering, or (ii) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such Common Units, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Units or other securities, in cash or otherwise, or (iii) publicly disclose the intention to do any of the foregoing, in each case for a period of 60 days from the date of the Prospectus without the prior written consent of UBS Securities LLC; provided, however, that with respect to the undersigned, the foregoing restrictions do not apply to transfers to any trust for the direct or indirect benefit of each person or the immediate family; provided that it shall be a condition to any such gift or transfer that the transferee/donee agrees to be bound by the terms of the lock-up letter agreement to the same extent as if the transferee/donee were a party hereto. “Immediate family” shall mean the undersigned’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouse, siblings, nieces, nephews, mothers-in-
Exhibit C-1

law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law and sisters-in-law, including adoptive relationships.
     In furtherance of the foregoing, the Partnership and its Transfer Agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Letter Agreement.
     It is understood that, if the Partnership notifies you that it does not intend to proceed with the Offering, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof that survive termination) shall terminate or be terminated prior to payment for and delivery of the Units, the undersigned will be released from his obligations under this Lock-Up Letter Agreement.
     The undersigned understands that the Partnership and you will proceed with the Offering in reliance on this Lock-Up Letter Agreement.
     Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Partnership and you.
     The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the heirs and personal representatives, in the case of individuals, or successors and assigns, in the case of nonnatural persons, of the undersigned.

Yours very truly,

By:
Name:
Title:

Exhibit C-2